Supplemental Information
March 31, 2013
National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
Phone: (615) 890-9100
Fax: (615) 225-3030
www.nhireit.com
Email: investor_relations@nhireit.com

CORPORATE

Disclaimer	:3
Company Profile	:4
Long-Term Growth	:5
Value Creation	:5
Dividend History	:5

FINANCIAL

Balance Sheets	:6
Statements of Income	:7
Funds From Operations - FFO	:8
Funds Available for Distribution - FAD	:9
EBITDA Reconciliation and Interest Coverage	:10
Debt Maturity Schedule	:10

PORTFOLIO

Portfolio Summary	:11
Lease Portfolio Coverage	:12
RIDEA Assets	:12
Geographic Distribution	:13
Lease Renewal Years & Mortgage Maturities	:14

DEFINITIONS

Annualized Revenues	:15
EBITDA	:15
Facility Types	:15
Funds available for distribution - FAD	:15
Funds from operations - FFO	:15
Normalized FFO and Normalized FAD	:15
Investment (NBV)	:15
Total Annual Return	:15

CORPORATE

DISCLAIMER

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain “forward-looking” statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as “may”, “will”, “believes”, anticipates”, “expects”, “intends”, “estimates”, “plans”, and other similar expressions are forward-looking statements.

Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking. Such risks and uncertainties include, among other things, the following risks, which are described in more detail under the heading “Risk Factors” in Item 1A in our Form 10-K for the year ended March 31, 2013:

•	We depend on the operating success of our customers (facility operators) for collection of our revenues during this time of uncertain economic conditions in the U.S.;

•	We are exposed to the risk that our tenants and borrowers may become subject to bankruptcy or insolvency proceedings;

•
We are exposed to risks related to governmental regulations and payors, principally Medicare and Medicaid, and the effect that lower reimbursement rates will have on our tenants' and borrowers' business;

•	We are exposed to the risk that the cash flows of our tenants and borrowers will be adversely affected by increased liability claims and general and professional liability insurance costs;

•	We are exposed to risks related to environmental laws and the costs associated with the liability related to hazardous substances;

•	We are exposed to the risk that we may not be indemnified by our lessees and borrowers against future litigation;

•	We depend on the success of future acquisitions and investments;

•	We depend on the ability to reinvest cash in real estate investments in a timely manner and on acceptable terms;

•	We may need to incur more debt in the future, which may not be available on terms acceptable to the Company;

•	We are exposed to the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties;

•	We are exposed to risks associated with our investments in unconsolidated entities, including our lack of sole decision-making authority and our reliance on the financial condition of other interests;

•
We depend on revenues derived mainly from fixed rate investments in real estate assets, while our debt capital used to finance those investments is primarily available at variable rates. This circumstance creates interest rate risk to the Company;

•
We have covenants related to our indebtedness which impose certain operational limitations and a breach of those covenants could materially adversely affect our financial condition and results of operations;

•	We are exposed to the risk that our assets may be subject to impairment charges;

•	We depend on the ability to continue to qualify as a real estate investment trust;

•
We have ownership limits in our charter with respect to our common stock and other classes of capital stock which may delay, defer or prevent a transaction or a change of control that might involve a premium price for our common stock or might otherwise be in the best interests of our stockholders;

•
We are subject to certain provisions of Maryland law and our charter and bylaws that could hinder, delay or prevent a change in control transaction, even if the transaction involves a premium price for our common stock or our stockholders believe such transaction to be otherwise in their best interests.

In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation.

Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous.

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COMPANY PROFILE

ANALYST COVERAGE	INVESTOR RELATIONS CONTACT
Stifel Nicolaus & Company, Inc.	Roger R. Hopkins, CPA
J.J.B. Hilliard, W.L. Lyons, LLC	rhopkins@nhireit.com
JMP Securities, LLC	(615) 890-9100 ext. 108
Wells Fargo Securities, LLC
BMO Capital Markets Corp.
KeyBanc Capital Markets, Inc.
Sidoti & Company, LLC

SENIOR MANAGEMENT	BOARD OF DIRECTORS
J. Justin Hutchens	W. Andrew Adams	J. Justin Hutchens
Chief Executive Officer and President	Venture Capital Investments	National Health Investors, Inc.

Roger R. Hopkins, CPA	Robert A. McCabe, Jr.	Robert T. Webb
Chief Accounting Officer	Pinnacle Financial Partners	Webb's Refreshments, Inc.

Kristin S. Gaines	Ted H. Welch
Chief Credit Officer	Ted Welch Investments

NATIONAL HEALTH INVESTORS, INC., a Maryland corporation incorporated in 1991, is a real estate investment trust ("REIT") which invests in income-producing health care properties primarily in the long-term care and senior housing industries. Our mission is to invest in health care real estate or in the operation thereof through independent third-party managers which generates current income that will be distributed to stockholders. We have pursued this mission by investing primarily in leased properties, mortgage loans, and RIDEA transactions. These investments include assisted living facilities, senior living campuses, independent living facilities, skilled nursing facilities, medical office buildings,and hospitals. We typically fund these investments through three sources of capital: (1) debt offerings, including bank lines of credit and ordinary term debt, (2) current cash flow, and (3) the sale of equity securities.

Investor Snapshot as of March 31, 2013
Exchange:	NYSE	52 week Low/High Close:	$47.29	$66.91	Market Capitalization:	$1.82 billion
Symbol:	NHI	Dividend/Yield:	$2.78	4.25%
Closing Price:	$65.45	Shares Outstanding:	27,876,176

Revenue Snapshot as of March 31, 2013

* excludes prior year "true up" of NHC percentage rent; final revenue certification for the prior year is received from NHC by March 31st

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LONG-TERM GROWTH

VALUE CREATION

Total Annual Return
	NHI	S&P 500	NAREIT	S&P 500 - Standard & Poor's index of 500 large-cap common stocks
1 year	41.32%	13.96%	18.73%
5 years	23.67%	5.81%	7.54%
10 years	24.14%	8.53%	11.85%	NAREIT - FTSE NAREIT US Real Estate Index Series of all publicly traded REITs
15 years	12.07%	4.26%	8.93%
Since inception*	14.44%	8.90%	11.07%

*since inception of NHI in Oct. '91

DIVIDEND HISTORY

The Board of Directors approves a regular quarterly dividend which is reflective of expected taxable income on a recurring basis. Company transactions that are infrequent and non-recurring that generate additional taxable income have been distributed to shareholders in the form of special dividends.  Taxable income is determined in accordance with the Internal Revenue Code and differs from net income for financial statement purposes determined in accordance with US GAAP.

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FINANCIAL

CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	March 31, 2013	December 31, 2012
Assets:
Real estate properties:
Land	$58,869	$58,869
Buildings and improvements	637,043	636,994
Construction in progress	4,922	2,673
	700,834	698,536
Less accumulated depreciation	(167,549)	(163,146)
Real estate properties, net	533,285	535,390
Mortgage and other notes receivable, net	80,059	84,250
Investment in preferred stock, at cost	38,132	38,132
Cash and cash equivalents	6,050	9,172
Marketable securities	14,845	12,884
Straight-line rent receivable	13,652	12,370
Investment in unconsolidated entity and other assets	12,507	12,172
Assets held for sale, net	1,611	1,611
Total Assets	$700,141	$705,981

Liabilities and Stockholders' Equity:
Debt	$203,250	$203,250
Real estate purchase liabilities	4,256	4,256
Accounts payable and accrued expenses	3,590	4,301
Dividends payable	19,375	24,793
Deferred income	1,294	1,334
Total Liabilities	231,765	237,934

Commitments and Contingencies

National Health Investors Stockholders' Equity:
Common stock, $.01 par value; 40,000,000 shares authorized;
27,876,176 and 27,857,217 shares issued and outstanding, respectively	279	279
Capital in excess of par value	469,569	467,843
Cumulative dividends in excess of net income	(22,127)	(18,495)
Accumulated other comprehensive income	9,786	7,555
Total National Health Investors Stockholders' Equity	457,507	457,182
Noncontrolling interest	10,869	10,865
Total Equity	468,376	468,047
Total Liabilities and Stockholders' Equity	$700,141	$705,981

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CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except share and per share amounts)

	Three Months Ended
	March 31,
	2013	2012
Revenues:
Rental income	$25,050	$21,296
Interest income from mortgage and other notes	1,969	1,702
Investment income and other	1,052	1,060
	28,071	24,058
Expenses:
Depreciation and amortization	4,415	3,264
Interest expense	1,123	575
Legal expense	277	91
Franchise, excise and other taxes	144	125
General and administrative	3,089	2,786
Loan impairment	4,037	—
	13,085	6,841
Income before unconsolidated entity, discontinued operations and noncontrolling interest	14,986	17,217
Income from unconsolidated entity	22	—
Income from continuing operations	15,008	17,217
Income from discontinued operations	915	1,133
Net income	15,923	18,350
Net income attributable to noncontrolling interest	(180)	—
Net income attributable to common stockholders	$15,743	$18,350

Weighted average common shares outstanding:
Basic	27,876,176	27,776,104
Diluted	27,911,584	27,803,222
Earnings per common share:
Basic:
Income from continuing operations attributable to common stockholders	$.53	$.62
Discontinued operations	.03	.04
Net income attributable to common stockholders	$.56	$.66
Diluted:
Income from continuing operations attributable to common stockholders	$.53	$.62
Discontinued operations	.03	.04
Net income attributable to common stockholders	$.56	$.66

Regular dividends declared per common share	$.695	$.65

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FUNDS FROM OPERATIONS (FFO)
(in thousands, except share and per share amounts)

	Three Months Ended
	March 31,
	2013	2012
Net income attributable to common stockholders	$15,743	$18,350
Elimination of certain non-cash items in net income:
Real estate depreciation in continuing operations	3,883	2,924
Real estate depreciation related to noncontrolling interest	(68)	—
Real estate depreciation in discontinued operations	—	101
Funds from operations	$19,558	$21,375
Loan impairment	4,037	—
Normalized FFO	$23,595	$21,375

BASIC
Weighted average common shares outstanding	27,876,176	27,776,104
FFO per common share	$.70	$.77
Normalized FFO per common share	$.85	$.77

DILUTED
Weighted average common shares outstanding	27,911,584	27,803,222
FFO per common share	$.70	$.77
Normalized FFO per common share	$.85	$.77

Normalized FFO payout ratio:
Dividends declared per common share	$.695	$.65
Normalized FFO per diluted common share	$.85	$.77
	81.8%	84.4%

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FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
(in thousands, except share and per share amounts)

	Three Months Ended
	March 31,
	2013	2012
Net income attributable to common stockholders	$15,743	$18,350
Elimination of certain non-cash items in net income:
Depreciation in continuing operations	4,415	3,264
Depreciation related to noncontrolling interest	(87)	—
Depreciation in discontinued operations	—	101
Straight-line lease revenue, net	(1,283)	(1,062)
Non-cash stock based compensation	1,580	1,432
Funds available for distribution	$20,368	$22,085
Loan impairment	4,037	—
Normalized FAD	$24,405	$22,085

BASIC
Weighted average common shares outstanding	27,876,176	27,776,104
FAD per common share	$.73	$.80
Normalized FAD per common share	$.88	$.80

DILUTED
Weighted average common shares outstanding	27,911,584	27,803,222
FAD per common share	$.73	$.79
Normalized FAD per common share	$.87	$.79

Normalized FAD payout ratio:
Dividends declared per common share	$.695	$.65
Normalized FAD per diluted common share	$.87	$.79
	79.9%	82.3%

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EBITDA RECONCILIATION AND INTEREST COVERAGE RATIO
(in thousands)

	Three Months Ended
	March 31,
	2013	2012

Net income	$15,923	$18,350
Interest expense	1,123	575
Franchise, excise and other taxes	144	125
Depreciation	4,415	3,264
EBITDA	$21,605	$22,314

Interest expense	$1,123	$575

Interest Coverage Ratio	19:1	39:1

DEBT MATURITY SCHEDULE
(in thousands)

	2013	2014	2015	2016	Thereafter

Revolving credit facility	$—	$—	$—	$—	$64,000
Bank term loans - unsecured	—	—	—	—	120,000
Bank term loan - secured	19,250	—	—	—	—
TOTAL	$19,250	$—	$—	$—	$184,000

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PORTFOLIO

PORTFOLIO SUMMARY as of March 31, 2013
(dollars in thousands)

	Properties	Beds/Units/ Sq. Ft.	Investment (NBV)	YTD Revenue	% of segment
Leases
Skilled Nursing[1]	55	7,734	$250,214	$15,367	61.2%
Assisted Living	39	1,984	187,648	5,656	22.6%
Senior Living Campus	5	797	50,074	1,672	6.7%
Hospitals	3	181	36,739	1,767	7.1%
Independent Living	3	273	3,540	317	1.3%
Medical Office Buildings	2	88,517	4,360	271	1.1%
Total Leases	107		$532,575	$25,050	100.0%

[1] Skilled Nursing
NHC facilities*	32	4,624	$37,034	$8,630	34.5%
All other facilities	23	3,110	213,180	6,737	26.7%
	55	7,734	$250,214	$15,367	61.2%

* On October 17, 1991, the NHC facilities were transferred to NHI at their then current book value in a non-taxable exchange.

Mortgages and Other Notes Receivable
Skilled Nursing	23	2,605	$45,138	$922	46.8%
Assisted Living	2	190	6,251	181	9.2%
Senior Living Campus	1	76	800	28	1.4%
Hospital	1	70	11,870	297	15.1%
Other Notes Receivable	—	—	16,000	541	27.5%
Total Mortgages	27	2,941	$80,059	$1,969	100.0%

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LEASE PORTFOLIO COVERAGE as of March 31, 2013

	Trailing 12 month EBITDARM Lease Coverage
	ALF	SNF	SLC	HOSP	MOB	Total
Number of Stabilized Lease Properties[1]	26	64	5	2	2	99
Stabilized Lease Portfolio EBITDARM Coverage Ratio	1.37	3.19	1.51	3.81	5.96	2.88

[1] excludes new construction and RIDEA assets

RIDEA ASSETS
Bickford Senior Living
(dollars in thousands)

	Three Months Ended
	March 31, 2013	December 31, 2012	September 30, 2012[1]
Properties	10	10	10
Average age (years)	10	9	9
Units	488	488	488
Total occupancy	87.2%	88.7%	85.4%

Revenues	$6,189	$6,335	$6,097
Operating expenses[2]	4,056	4,109	4,120
EBITDAR	$2,133	$2,226	$1,977

[1] The quarter ended September 30, 2012 was utilized in underwriting but occurred prior to the RIDEA transaction
[2] Includes a 5% management fee and excludes corporate allocation of certain pre-RIDEA costs

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GEOGRAPHIC DISTRIBUTION as of March 31, 2013
(dollars in thousands)

	SNF	ALF	SLC	ILF	HOSP	MOB	TOTAL	YTD Revenue
Texas	15	—	—	—	—	1	16	4,857
Tennessee	16	3	—	2	1	—	22	$4,644
Florida	10	5	2	—	—	1	18	4,411
South Carolina	4	1	—	—	—	—	5	1,725
Arizona	1	4	—	—	1	—	6	1,309
Kentucky	1	—	—	—	1	—	2	1,049
Missouri	8	—	—	1	—	—	9	878
Michigan	—	4	—	—	—	—	4	862
Minnesota	—	5	—	—	—	—	5	804
California	—	—	1	—	1	—	2	800
Kansas	5	2	—	—	—	—	7	706
Alabama	2	—	—	—	—	—	2	616
Washington	—	—	1	—	—	—	1	597
Virginia	7	—	—	—	—	—	7	580
Wisconsin	—	1	—	—	—	—	1	489
Louisiana	—	4	—	—	—	—	4	440
Idaho	1	1	1	—	—	—	3	310
Iowa	—	2	—	—	—	—	2	283
Illinois	—	1	—	—	—	—	1	219
Georgia	1	1	—	—	—	—	2	206
Oregon	—	2	1	—	—	—	3	189
Indiana	—	4	—	—	—	—	4	162
Massachusetts	4	—	—	—	—	—	4	150
Pennsylvania	—	1	—	—	—	—	1	101
New Hampshire	3	—	—	—	—	—	3	91
Other	—	—	—	—	—	—	—	541
	78	41	6	3	4	2	134	$27,019

Number of Facilities

less than 2
2 - 4
5 - 9
10 - 14
more than 14

YTD Revenue

less than $250,000
$250,000 - $1,249,999
$1,250,000 - $2,749,999
$2,750,000 - $5,249,999
more than $5,249,999

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LEASE RENEWAL YEARS AND MORTGAGE MATURITIES as of March 31, 2013
(dollars in thousands)

	2013	2014	2015	2016	2017-2020	2021-2024	Thereafter	TOTALS
Leases
Skilled Nursing
Annualized Revenue	306	6,444	—	5,257	416	1,159	47,886	61,468
Properties	1	6	—	5	1	1	41	55
Assisted Living
Annualized Revenue	—	—	—	—	11,020	5,072	6,532	22,624
Properties	—	—	—	—	19	11	9	39
Senior Living Campus
Annualized Revenue	—	—	—	2,218	—	745	3,727	6,690
Properties	—	—	—	2	—	1	2	5
Medical Office Buildings
Annualized Revenue	419	—	—	—	664	—	—	1,083
Properties	1	—	—	—	1	—	—	2
Independent Living
Annualized Revenue	—	—	—	—	—	—	1,267	1,267
Properties	—	—	—	—	—	—	3	3
Hospitals
Annualized Revenue	—	—	—	—	—	2,729	4,337	7,066
Properties	—	—	—	—	—	1	2	3

Total Annualized Revenues	725	6,444	—	7,475	12,100	9,705	63,749	100,198

Mortgages
Skilled Nursing
Annualized Revenue	1,280	982	140	—	—	—	1,287	3,689
Properties	8	8	1	—	—	—	6	23
Assisted Living
Annualized Revenue	—	325	—	—	399	—	—	724
Properties	—	1	—	—	1	—	—	2
Senior Living Campus
Annualized Revenue	—	112	—	—	—	—	—	112
Properties	—	1	—	—	—	—	—	1
Hospitals
Annualized Revenue	—	—	1,187	—	—	—	—	1,187
Properties	—	—	1	—	—	—	—	1

Total Annualized Revenues	1,280	1,419	1,327	—	399	—	1,287	5,712

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DEFINITIONS

Annualized Revenue
The term Annualized Revenue refers to the amount of revenue that our portfolio would generate if all leases and mortgages were in effect for the twelve-month calendar year, regardless of the commencement date, maturity date, or renewals. Therefore, annualized revenue is used for financial analysis purposes, and is not indicative of actual or expected results.

EBITDA
Earnings before interest, taxes, depreciation and amortization

Facility Types
ALF - Assisted living facility                 HOSP - Hospital
ILF - Independent living facility                 MOB - Medical office building
SLC - Senior Living Campus                 SNF -Skilled nursing facility

Funds available for distribution - FAD
FAD represents net earnings available to common stockholders, excluding the effects of asset dispositions and straight-line rent adjustments, plus depreciation, stock based compensation and changes in the fair value of our interest rate swap agreement, if any. Our measure may not be comparable to similarly titled measures used by other REITs. Consequently, our FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of FAD, caution should be exercised when comparing our Company's FAD to that of other REITs. FAD in and of itself does not represent cash generated from operating activities in accordance with GAAP (FAD does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and is not necessarily indicative of cash available to fund cash needs.

Funds from operations - FFO
FFO is an important supplemental measure of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property and impairment write-downs of depreciable real estate, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. Our measure may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of FFO, caution should be exercised when comparing our Company's FFO to that of other REITs. FFO in and of itself does not represent cash generated from operating activities in accordance with GAAP (FFO does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and is not necessarily indicative of cash available to fund cash needs.

Normalized FFO & Normalized FAD
Normalized FFO and Normalized FAD exclude from FFO and FAD, respectively, certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO and FAD for the current period to similar prior periods, and may include, but are not limited to, impairment of assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, recoveries of previous write-downs, and changes in the fair value of interest rate swap agreements for those agreements that do not qualify for hedge accounting.

Investment (NBV)
The term Investment (NBV) refers to the net carrying value of our real estate and mortgage investments.

Total Annual Return
The term Total Annual Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the dividend payment date.

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